                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Donald Colvin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Atmel Corporation on Form 10-Q for the quarterly period ended September 30, 2002 (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Atmel Corporation.

     NOVEMBER 13, 2002                      By: /s/  DONALD COLVIN
                                               --------------------
                                         Name:   Donald Colvin
                                         Title:  Chief Financial Officer